                                                           EXHIBIT 10.2

                                                           EXECUTION COPY



          SENIOR SECURITY AGREEMENT, dated as of December 11, 1997, made among RBX CORPORATION, a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I hereto (each such subsidiary individually a "Subsidiary Guarantor", and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors and the Borrower are referred to herein collectively as the "Grantors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as agent (in such capacity, the "Agent") for the Secured Parties (as defined herein). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                            W I T N E S S E T H :

          WHEREAS, the Borrower is a party to a Credit Agreement dated as of October 16, 1995 (as amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"), with a syndicate of lenders (the "Existing Lenders") and Chase as agent;

          WHEREAS, the Borrower intends to issue in an offering under Rule 144A of the Securities Act of 1933, as amended, up to $100,000,000 aggregate principal amount of its New Notes, which will be secured (a) on a first priority basis (subject to certain permitted exceptions) by the New Notes Collateral and (b) on a second priority basis (subject to certain permitted exceptions) by the Collateral;

          WHEREAS, the proceeds of the New Notes will be used to repay in full all amounts due and owing under the Existing Credit Agreement and all obligations and security interests created thereunder shall be terminated no later than the Closing Date;

          WHEREAS, the Borrower is a party to a Credit Agreement dated as of December 11, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders") and Chase, as agent for the Lenders (in such capacity, the "Agent");

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to, and the Issuing Lender to issue Letters of Credit for the account of, the Borrower under the Credit Agreement that the Subsidiary Guarantors guarantee payment and performance of the Borrower's obligations under the Credit Agreement, the Notes and the other Loan Documents;

          WHEREAS, in satisfaction of such condition, the Subsidiary Guarantors have entered into a Guarantee Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement") for the benefit of the Agent and the Lenders;

          WHEREAS, it is a further condition precedent to the obligation of the Lenders to make their respective Loans to, and the Issuing Lender to issue Letters of Credit for the account of, the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this
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Senior Security Agreement to secure payment and performance of the Grantors'
obligations under the Credit Agreement, the Notes, the Guarantee Agreement and the other Loan Documents; and

          NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to, and the Issuing Lender to issue letters of credit for the account of, the Borrower thereunder, the Grantors hereby agree with the Agent, for the ratable benefit of the Lenders, as follows:

          1.  Defined Terms.

          1.1. Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          (b)  The following terms shall have the following meanings:

     "Account Debtor" shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

     "Accounts" shall mean any and all rights, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including Accounts Receivable from Affiliates of the Grantors.

     "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

     "Agreement": this Senior Security Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

     "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

     "Collateral":  as defined in Section 2 of this Agreement.

     "General Intangibles" shall mean, in each case to the extent related to Accounts Receivable or Inventory: all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights, any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

     "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.
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     "Obligations":  the collective reference to the unpaid principal of and premium, if any, and interest on (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Grantors, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of any Grantor to the Agent in connection with the Credit Agreement, the Notes, the Letters of Credit, any Interest Rate Agreement entered into with any Lender, this Agreement, the Guarantee Agreement the other Loan Documents to which any Grantor is a party or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with the termination of any transaction entered into pursuant to an Interest Rate Agreement entered into with any Lender, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or any Lender that are required to be paid by any Grantor pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document).

     "Proceeds" shall mean any consideration received form the sale, exchange, license, lease of other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include (a) all cash and negotiable instruments received by or held on behalf of the Collateral Agent pursuant to the Lockbox Assignment Agreement and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          1.2. Other Definitional Provisions. (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each Grantor hereby grants to the Agent for the ratable benefit of the Lenders a security interest in all of the following property now owned or at any time hereafter acquired by any Grantor or in which any Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

          (a)  all Accounts Receivable;

          (b)  all Inventory;

          (c)  all General Intangibles; and
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          (d)  to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

          3. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Agent and the Secured Parties that:

          3.1. Title; No Other Liens. Except for the security interest granted to the Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, each Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (a) such as have been filed in favor of the Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or in connection with the Credit Agreement, (b) as are permitted pursuant to the Credit Agreement or (c) for which termination statements are delivered on or prior to the Closing Date.

          3.2. Enforceable Obligation; Perfected, First Priority Liens. This Agreement constitutes a legal, valid and binding obligation of each Grantor, enforceable in accordance with it terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principals (whether enforcement is sought by proceeding in law or in equity). The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 2 attached hereto, will constitute valid and perfected (assuming, with respect to any instruments, chattel paper and cash which constitutes Collateral, that the Agent maintains continuous possession thereof) security interests in the Collateral in favor of the Agent, for the ratable benefit of the Lenders, (b) are prior to all other Liens on the Collateral in existence on the date hereof other than Liens permitted by the Credit Agreement (assuming, with respect to any instruments, chattel paper and cash which constitutes Collateral, that the Agent maintains continuous possession thereof) enforceable as such against all creditors of and purchasers from the Grantor (assuming, with respect to any instruments, chattel paper and cash which constitutes Collateral, that the Agent maintains continuous possession thereof) and against any owner or purchaser of the real property where any of the Inventory is located and any present or future creditor obtaining a Lien on such real property (except (i) purchasers of goods in the ordinary course of business, (ii) a lien creditor with respect to future advances to the extent set forth in Section 9-301(4) of the Code, (iii) a lien, claim or encumbrance in favor of the United States of America or any State, or any agency or instrumentality of either of them or any other governmental entity, (iv) a perfected purchase money security interest as such term is defined in Section 9-107 of the Code, (v) in the case of goods, a consignor (assuming that such consignor has complied with the appropriate provisions of Sections 2-326 and 9-114 of the Code) or lessor who delivers such goods to any Grantor, (vi) any claim for wages, salary or other compensation and (vii) the security interest of a collecting bank pursuant to
Section 4-208 of the Code) and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          3.3. Accounts. The amount represented by each Grantor to the Lenders from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts will at such time be in all material respects the correct amount actually owing by such Account Debtor or Debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of the Grantor in accordance with GAAP. No amount payable to any Grantor under or in connection with any Accounts in excess of $100,000 in the aggregate is evidenced by any instrument or chattel paper which has not been delivered to the Agent. The place where each Grantor keeps its records concerning the Accounts is (i) on the Closing Date, the
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locations listed on Schedule 5 hereto and/or (ii) thereafter, the location referred to in clause (i) and such other locations as each Grantor shall have notified to the Agent pursuant to Section 4.6 hereof.

            3.4.     Intentionally Omitted.

            3.5. Inventory. The Inventory of each Grantor is kept at (i) on the Closing Date, the locations listed on Schedule 3 hereto and (ii) thereafter, the location referred to in clause (i) and/or such other locations as the Grantor shall have notified the Agent pursuant to subsection 4.6 hereof.

          3.6. Chief Executive Office. Each Grantor's chief executive office is located at (i) on the Closing Date, the location specified on Schedule 4 hereto or (ii) thereafter, the location referred to in clause (i) or such other locations as the Grantor shall have notified the Agent pursuant to subsection 4.6 hereof. Each Grantor's chief place of business is located at
(a) on the Closing Date, at the location listed on Schedule 4 hereto or (b) thereafter, the location referred to in clause (a) or such other locations as the Grantor shall have notified the Agent pursuant to subsection 4.6 hereof.

          3.7.     Intentionally Omitted.

          3.8. Power and Authority. Each Grantor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

          3.9. Governmental Obligors. Except as provided on Schedule 6 hereto, none of the Obligors on any Accounts is a Governmental Authority, except for any such Accounts that are not material in relation to the business of any Grantor or its Subsidiaries, provided, that if after the date hereof any additional Obligor is a Governmental Authority, the Grantor, as applicable will give the Agent prompt written notice thereof and the Agent and the Borrower shall supplement Schedule 6 hereto to reflect such Obligor.

          3.10. No Violation. The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law applicable to, or Contractual Obligation of any Grantor in any respect that, in the aggregate for all such violations, could reasonably be expected to have a Material Adverse Effect and will not result in the creation or imposition of any Lien on any of the Collateral of any Grantor pursuant to any Requirement of Law applicable to, or Contractual Obligation of any Grantor, except the security interests created hereby.

          3.11. No Consents Required. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of any Grantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, other than those which have been duly obtained or made and are in full force and effect on the Closing Date and except for those the absence of which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          3.12. No Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Grantor, threatened by or against any Grantor or against any of its properties or revenues (1) with respect to this
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Agreement or any of the transactions contemplated hereby or (2) which could reasonably be expected to have a Material Adverse Effect.

          Each Grantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Grantor on and as of the Closing Date and on and as of each date on which an extension of credit is made by the Lenders to the Borrower under the Credit Agreement, in each case as though made on and as of each such date, except for (i) representations and warranties expressly stated to relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) changes in such representations and warranties permitted by the Credit Agreement.

          4. Covenants. Each Grantor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until payment in full of the Notes and all Reimbursement Obligations and any other amount then due and owing to any Lender or the Agent, the termination of the Commitments and the termination or expiration of all Letters of Credit:

          4.1.  Intentionally Omitted.

          4.2. Maintenance of Records; Books and Records. Each Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. Each Grantor will mark its Accounts Receivable and books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby. For the Agent's and the Lenders' further security, the Agent, for the ratable benefit of the Lenders, shall have a security interest in all of the Grantors' books and records pertaining to the Collateral, and each Grantor shall at the request of the Agent turn over any such books and records to the Agent or to its representatives for review upon reasonable advance notice during normal business hours at the location where such books and records are kept and provided that the Agent agrees that it shall not remove such books and records unless an Event of Default shall have occurred and be continuing.

          4.3. Insurance. Each Grantor will maintain with financially sound and reputable insurance companies insurance on all property material to the business of each Grantor, taken as a whole, in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Agent, upon written request, information in reasonable detail as to the insurance carried, provided that the Grantor may implement programs of self insurance in the ordinary course of business and in accordance with industry standards for a company of similar size so long as reserves are maintained in accordance with GAAP for the liabilities associated therewith.

          4.4. Payment of Obligations. Each Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor or (ii) the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          4.5. Maintenance of Perfected Security Interest; Further Documentation. (a) Each Grantor shall maintain the security interest created by this Agreement as a perfected security
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interest to the extent required hereunder (subject only to Liens permitted under the Credit Agreement) and shall defend such security interest against claims and demands of all Persons whomsoever.

          (b) At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Grantors, the Grantors or the Agent, as the case may be, will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted to the Agent, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

          4.6.  Changes in Locations, Name, etc.  Each Grantor will not:

             (a) permit any of the Inventory to be kept at a location other than those listed on Schedule 3 hereto, unless it shall have given the Agent at least 45 days' prior written notice; or

             (b) change the location of its chief executive office and chief place of business from that specified in subsection 3.6, unless it shall have given the Agent at least 45 days' prior written notice; or

             (c) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Agreement would become seriously misleading, unless it shall have given the Agent and the Lenders at least 45 days' prior written notice of such change.

          4.7. Further Identification of Collateral. Each Grantor will furnish to the Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

          4.8. Notices. Each Grantor will advise the Agent and the Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement of:

             (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral which could reasonably be expected to have a Material Adverse Effect; and

             (b) of the occurrence of any other event that could reasonably be expected to have a Material Adverse Effect on the aggregate value of the Collateral or on the security interests created hereby.

          4.9. Indemnification. Each Grantor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (1) with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (2) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral and
(3) in connection with any of the transactions contemplated by this Agreement. In any suit, proceeding or action brought by the Agent or any Lender under any Account for any sum owing thereunder, or to enforce any provisions of any Account, the Grantor will save, indemnify and keep the Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff,
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counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a material breach by the Grantor of any obligation thereunder.

          4.10. Right of Inspection. Upon reasonable advance notice to the Grantor and at reasonable intervals, or at any time and from time to time after the occurrence and during the continuance of an Event of Default, the Agent and the Lenders shall have full and free access upon reasonable advance notice and during normal business hours to all the books, correspondence and records of each Grantor, and the Agent and the Lenders and their respective representatives may examine the same, and to the extent necessary take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Agent and the Lenders, at the Grantors' cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Agent and the Lenders and their respective representatives shall also have the right upon reasonable advance notice to such Grantor to enter during normal business hours into and upon any premises where any of the Inventory of any Grantor is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

          4.11. Compliance with Laws, etc. Each Grantor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Grantors' business, except to the extent that the failure to so comply would not be reasonably likely to materially adversely affect the Agent's or the Lenders' rights hereunder, the priority of their Liens on the Collateral or the value of the Collateral in each case taken as a whole.

          4.12.     Intentionally Omitted.

          4.13. Limitations on Dispositions of Collateral. Without the prior written consent of the Agent, none of the Grantors will sell, assign, pledge, hypothecate, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or attempt, offer or contract to do so, except as permitted by the Credit Agreement or in a transaction otherwise permitted by the Loan Documents.

          4.14. Limitations on Modifications, Waivers, Extensions of Agreements Giving Rise to Accounts. None of the Grantors will (i) amend, modify, terminate or waive any provision of any agreement giving rise to an Account in any manner which would reasonably be expected to materially adversely affect the value of such Account or (ii) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to an Account (other than any right of termination), unless, in the case of clause (i) or (ii), (A) in the reasonable business judgment of such Grantor it is in the best economic interest of such Grantor to amend, modify, terminate or waive such provision or to fail to exercise such right, (B) such amendments, modifications, terminations and waivers and such failures, in the aggregate, to exercise such right would not be reasonably likely to have a Material Adverse Effect or (C) such amendments, modifications, termination and waivers and such failures to exercise such rights are permitted by the Loan Documents.

          4.15.  Intentionally Omitted.

          4.16.  Intentionally Omitted.

          5. Rights of Agent and Lenders; Limitations on Agent's and Lenders' Obligations.

          5.1. Each Grantor Remains Liable under Accounts. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts to observe and perform, in all respects, all the conditions and obligations to be observed and performed by it
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thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent or any Lender of any payment relating to such Account pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          5.2. Analysis of Accounts. At any time and from time to time but no more than twice annually (unless an Event of Default shall have occurred and be continuing), the Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable (including, without limitation, the right to contact any account debtor with the consent of such Grantor (which consent shall not be unreasonably withheld)), and such Grantor shall furnish all such assistance and information as the Agent may reasonably require in connection with such test verifications. At any time, and from time to time, upon the request of the Agent and at the expense of such Grantor, at reasonable intervals such Grantor shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

          5.3. Collections on Accounts. (a) The Agent hereby authorizes each Grantor to collect the Accounts (and the Agent acknowledges that the Grantor can collect Accounts in accordance with past practices); subject to the terms and conditions in the Lockbox Assignment Agreement.

          (b) If an Event of Default occurs and is continuing, at the Agent's request, such Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts and the Agent shall exercise reasonable care with respect to the custody of such documents.

          5.4. Covenants. (a) Other than in the ordinary course of business as generally conducted by each Grantor over a period of time, none of the Grantors will grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

          (b) None of the Grantors will remove its books and records from its chief executive office and chief place of business specified in subsection 3.6 unless it shall have given the Agent at least 30 days' prior written notice.

          6.  Remedies.

          6.1. Notice to Account Debtors. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, such Grantor shall notify account debtors on the Accounts that the Accounts have been assigned to the Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Agent.
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          6.2.  Proceeds to be Turned Over To Agent.  In addition to the rights of the Agent and the Lenders specified in subsection 5.3 with respect to payments of Accounts, if an Event of Default shall occur and be continuing, all Proceeds received by such Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Agent and the Lenders, segregated from other funds of the Grantors, and shall, forthwith upon receipt by such Grantor, be turned over to the Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Agent, if required) and held by the Agent in a collateral account maintained under the sole dominion and control of the Agent. All Proceeds while held by the Agent in a collateral account (or by such Grantor in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in subsection 6.3.

          6.3. Application of Proceeds. At such intervals as may be agreed upon by the Grantors and the Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any account subject to a Lockbox Assignment Agreement in payment of the Obligations in such order as the Required Lenders shall direct (the amounts so applied to be distributed among the Lenders pro rata in accordance with the amounts of the Obligations owed to them), and any part of such funds which the Required Lenders direct not so to apply and which the Required Release Lenders deem not required as collateral security for the Obligations shall be paid over from time to time by the Agent to such Grantor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to such Grantor or to whomsoever may be lawfully entitled to receive the same.

          6.4. Code Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon such Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk; provided that any such disposition complies with all mandatory legal requirements. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in such Grantor, which right or equity is hereby waived or released to the extent permitted by law. Each Grantor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Grantors' premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as is provided in the Credit Agreement, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to such Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder other than arising out of their gross negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition in accordance with Section 11.2 of the Credit Agreement.

          6.5. Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

          7. Agent's Appointment as Attorney-in-Fact; Agent's Performance of Grantor's Obligations.

          7.1. Powers. Each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Agent's discretion, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

             (a) at any time when any Event of Default shall have occurred and be continuing, in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account Receivable or General Intangible (to the extent related to Inventory or Accounts Receivable) or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account Receivable, or General Intangible (to the extent related to Inventory or Accounts Receivable) or with respect to any other Collateral whenever payable;

             (b) upon the occurrence and during the continuance of any Event of Default, to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

             (c) to execute, in connection with the sale provided for in subsection 6.4 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

             (d) upon the occurrence and during the continuance of any Event of Default, (1) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (2) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
        (3) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any Proceeds thereof and to enforce any other right in respect of any Collateral;
        (5) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (6) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (7) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

          7.2. Performance by Agent of Grantor's Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          7.3. Grantor's Reimbursement Obligation. The reasonable expenses of the Agent incurred in connection with actions undertaken as provided in this Section 7, together with interest thereon at a rate per annum equal to 2% above the ABR, from the date of payment by the Agent to the date reimbursed by such Grantor, shall be payable by such Grantor to the Agent on demand.

          7.4. Ratification; Power Coupled With An Interest. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Obligations are paid and performed in full, the Commitments are terminated and the Letters of Credit have expired, terminated or been returned to the Issuing Lender.

          7.5. Additional Grantors. Upon execution and delivery by the Agent and a Domestic Subsidiary of an instrument in the form of Annex 3 hereto, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein and each of the schedules hereto shall be amended such that such Grantor may make the representations and warranties set forth in this Agreement. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

          8. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner and with the same care as the Agent deals with similar property for its own account. Neither the Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, except where such failure or delay results from their gross negligence or willful misconduct, or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          9. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, each Grantor authorizes the Agent to file financing statements with respect to the Collateral without the signature of such Grantor in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          10. Authority of Agent. Each Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Grantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and such Grantor shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

          11.     Intentionally Omitted.

          12. Notices. All notices, requests and demands to or upon the Agent or any Grantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, three days after deposited in the mails by certified mail, return receipt requested, postage prepaid or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

             (a) if to the Agent, at its address or transmission number for notices provided in subsection 11.2 of the Credit Agreement; and

             (b) if to any Grantor, at its address or transmission number for notices provided in subsection 11.2 of the Credit Agreement.

The Agent and any Grantor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

          13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          14.  Amendments in Writing; No Waiver; Cumulative Remedies.

          14.1. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by any Grantor and the Agent, provided that any provision of this Agreement may be waived by the Agent and the Lenders in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

          14.2. No Waiver by Course of Conduct. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to subsection 14.1(A) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

          14.3. Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          15. Section Headings. The section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          16. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns.

          17. Submission To Jurisdiction; Waivers. (a) Each Grantor hereby irrevocably and unconditionally:

             (1) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

             (2) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

             (3) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address set forth in subsection 11.2 of the Credit Agreement or at such other address of which the Agent shall have been notified pursuant thereto;

             (4) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (b) Each Grantor, the Agent and the Lenders hereby unconditionally and irrevocably waive, to the maximum extent not prohibited by law, any right they may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          18.  Acknowledgments.  Each Grantor hereby acknowledges that:

             (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

             (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to it or any other Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agent and Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

             (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.

          19. WAIVERS OF JURY TRIAL. EACH GRANTOR, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SENIOR SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          21. Release of Collateral and Termination. (a) At such time as the Notes, all Reimbursement Obligations and any other amount then due and owing to any Lender or the Agent under any Loan Document have been paid in full, the Commitments have terminated and the Letters of Credit have expired, terminated or been returned to the Issuing Lenders, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to such Grantor. Upon request of any Grantor following any such termination, the Agent shall deliver (at the sole cost and expense of such Grantor) to such Grantor any Collateral held by the Agent hereunder, and execute and deliver (at the sole cost and expense of such Grantor) to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Agent shall execute and deliver to such Grantor (at the sole cost and expense of such Grantor) all releases, termination statements or other documents reasonably necessary for the release of the Liens created hereby on such Collateral.

          22. Certain Issues Regarding Collateral. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document (including, but without limitation, any representation or warranty contained herein or therein), the Agent shall not be granted a Lien on the date hereof in (and until a Lien shall be granted therein, the term Collateral in this Agreement shall exclude) the personal property of Rubatex Corporation located in Conover, North Carolina. The Borrower hereby covenants and agrees that it shall use its best efforts to obtain the requisite approvals to grant to the Agent, for the benefit of the Lenders, a perfected Lien on such personal property located in Conover, North Carolina as promptly as practicable following the date hereof. Any failure by the Borrower to comply with the terms of this Section 22 shall be deemed to constitute a Default hereunder. From and after the date upon which each such Lien is granted pursuant to this
Section 22, the representations and warranties and other provisions of this Agreement and other Loan Documents relating to such Lien shall be applicable to the Borrower and its Subsidiaries without giving effect to any forbearance or waiver provided by this Section 22.

In no event shall the Borrower or the Subsidiaries, as the case may be, be required to provide the Agent with any Lien with respect to such personal property at Conover, North Carolina if the requisite approval to grant such Lien to the Agent is not obtained.

          (b) Notwithstanding anything to the contrary herein or in any of the Security Documents, the Agent and the Lenders agree that any Lien on any personal property of Rubatex Corporation which is located on the real property of Rubatex Corporation located in Conover, North Carolina cannot be accelerated without the consent of the trustee under the Trust Indenture dated as of September 1, 1985 between the Authority and the Trustee (as such term is defined therein) other than in the event of the commencement by or against Rubatex Corporation of a proceeding under the federal bankruptcy laws.

          23. Contradictory Provisions. In the event any one or more of the provisions of this Agreement shall be found in a final judgment of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, to contradict or otherwise limit any provision in the Credit Agreement (any such provision, a "Contradictory Provision"), the provision in the Credit Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have caused this Senior Security Agreement to be duly executed and delivered as of the date first above written.


                         RBX CORPORATION,


                         By:    /s/ Frank Roland
                            ------------------------------
                         Name:  Frank Roland
                         Title: President and Chief Executive Officer


                         THE SUBSIDIARY GUARANTORS LISTED
                         ON SCHEDULE I HERETO,


                         By:    /s/ Frank Roland
                            ------------------------------
                         Name:  Frank Roland
                         Title: President and Chief Executive Officer



                         THE CHASE MANHATTAN BANK, as Agent,


                         By:    /s/ William J. Caggiano
                            ------------------------------
                         Name:  William J. Caggiano
                         Title: Managing Director

                                                                 Schedule 1
                                                                 ----------
                            SUBSIDIARY GUARANTORS

Groendyk Manufacturing Company, Inc.
Hoover-Hanes Rubber Custom Mixing Corp.
Midwest Rubber Custom Mixing Corp.
Oletex Inc.
Rubatex Corporation
Universal Rubber Corporation
Universal Polymer & Rubber Inc.
Waltex Corporation

                                                                 Schedule 2
                                                                 ----------
                          FILINGS AND OTHER ACTIONS
                    REQUIRED TO PERFECT SECURITY INTERESTS

                       Uniform Commercial Code Filings
                       -------------------------------

                                                                 Schedule 3
                                                                 ----------

                            LOCATION OF INVENTORY


Groendyk Manufacturing Company, Inc.
1735 Main Street
P.O. Box 278
Buchanan, VA 24066

Hoover-Hanes Rubber Custom Mixing Corp.
Pequanoc Drive
Tallaposa, GA 30176

Midwest Rubber Custom Mixing Corp.
745 Norton Avenue
P.O. Box 270
Barberton, OH 44203

OleTex, Inc.
16800 South Canal Street
South Holland, IL 60473

OleTex, Inc.
410 West 169th Street
South Holland, IL

Rubatex Corporation
929A Baythorne
Houston, TX 77041-9998

Rubatex Corporation
2588 Heart Drive
Claremont, NC

Rubatex Corporation
1004 Keisler Road
Conover, NC 28613

Rubatex Corporation
430 South McLin Creek Road
Conover, NC 28613

Rubatex Corporation
120 SW South 16th Street
Hickory, NC

Rubatex Corporation
8649 South 21th
Kent, WA 98031-1910

Rubatex Corporation
353 and 1355 North Warson
St. Louis, MO 63132-1273

Rubatex Corporation
906 Adams Street
Bedford, VA 24523

Rubatex Corporation
Highway 1, North
P.O. Box 229
Colt, AR 72326

Rubatex Corporation
14715 Anson Avenue
Santa Fe Springs, CA 90670

Rubatex Corporation
5221 Valley Park Drive
Roanoke, VA 24019

Rubatex Corporation
4200 Jackson Street
Unit 24
Denver, CO 80216-6500

Universal Polymer and Rubber, Inc.
15730 S. Madison Road
Middlefield, OH 44062

                                                                 Schedule 4
                                                                 ----------
                       CHIEF EXECUTIVE OFFICE AND CHIEF
                      PLACE OF BUSINESS OF EACH GRANTOR

Chief Executive Office for all Grantors
---------------------------------------
c/o RBX Corporation
5221 ValleyPark Drive
Roanoke, VA 24019
(540) 561-6000


Chief Place of Business for each Grantor
----------------------------------------
RBX Corporation
5221 ValleyPark Drive
Roanoke, VA 24019
(540) 561-6000

Rubatex Corporation
5221 ValleyPark Drive
Roanoke, VA 24019
(540) 561-6000

Waltex Corporation
5221 ValleyPark Drive
Roanoke, VA 24019
(540) 561-6000

Groendyk Manufacturing Company, Inc.
1735 Main Street
Buchanan, VA 24066
(540) 254-1010

Universal Rubber Corporation
Highways 9E & 53
Dawsonville, GA 30534
(706) 216-6000

OleTex Inc.
16800 S. Canal Street
South Holland, IL 60473
(708) 596-9500

Midwest Rubber Custom Mixing Corporation
745 Norton Avenue
Barberton, OH 44203
(330) 753-5056

Hoover-Hanes Custom Mixing Corporation
280 Pequanoc Drive
Tallapoosa, GA 30176
(770) 574-2341

Universal Polymer & Rubber Inc.
15730 South Madison Road
Middlefield, OH 44062
(216) 632-1691

                                                                 Schedule 5
                                                                 ----------
                   LOCATION OF RECORDS CONCERNING ACCOUNTS




RBX Corporation
Rubatex Corporation
Universal Rubber Corporation
Waltex Corporation
5221 Valley Park Drive, NW
Roanoke, VA 24019

OleTex Inc.
16800 South Canal Street
South Holland, IL 60473

Groendyk Manufacturing Co., Inc.
1735 Main Street
P.O. Box 278
Buchanan, VA 24066

Universal Polymer & Rubber, Inc.
15730 S. Madison Road
Middlefield, OH 44062

Midwest Rubber Custom Mixing Corp.
745 Norton Avenue
P.O. Box 270
Barberton, OH 44203

Hoover-Hanes Rubber Corp.
Pequanoc Drive
Tallaposa, GA 30176

                                                                 Schedule 6
                                                                 ----------

                            GOVERNMENTAL OBLIGORS

                                                             Annex 2 to the
                                                  Senior Security Agreement

                     SUPPLEMENT NO. __ dated as of              , to the
              Senior Security Agreement dated as of December 11, 1997, among RBX Corporation, a Delaware corporation (the "Borrower"), each Subsidiary Guarantor listed on Schedule I thereto (such Subsidiary Guarantor, individually, a "Subsidiary Guarantor" and, collectively, the "Guarantors"; the Subsidiary Guarantors and the Borrower are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as agent (the "Agent") for the Secured Parties (as defined therein).

     A. Reference is made to (a) the Credit Agreement dated as of December 11, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RBX Corporation, a Delaware corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), The Chase Manhattan Bank, as agent (the "Agent") for the Lenders, (b) the Guarantee Agreement dated as of December 11, 1997 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement") among the Subsidiary Guarantors (as defined therein) and the Agents, (c) the Intercreditor Agreement dated as of December 11, 1997 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement") among the Borrower, the Trustee and the Agent and (d) the Lockbox Assignment Agreement dated as of December 11, 1997 (as amended, supplemented or otherwise modified from time to time, the "Lockbox Assignment Agreement") among the Borrower, the Domestic Subsidiaries listed on Schedule I thereto, the Lockbox Bank (as defined therein) and the Agent.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Senior Security Agreement and the Credit Agreement.

     C. The Grantors have entered into the Senior Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.5 of Senior Security Agreement provides that additional Subsidiaries may become Grantors under the Senior Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Senior Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Agent and the New Grantor agree as follows:

     SECTION 1. In accordance with Section 7.5 of the Senior Security Agreement, the New Grantor by its signature below becomes a Grantor under the Senior Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Senior Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Senior Security Agreement), does hereby create and grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Senior Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Senior Security Agreement shall be deemed to include the New Grantor. The Senior Security Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Grantor represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (assuming, with respect to any instruments, chattel paper and cash which constitutes Collateral, that the Agent maintains continuous possession thereof).

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

     SECTION 5. Except as expressly supplemented hereby, the Senior Security Agreement shall remain in full force and effect.

     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Senior Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 12 of the Senior Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

     SECTION 9. The New Grantor agrees to reimburse the Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Agent.

     IN WITNESS WHEREOF, the New Grantor and the Agent have duly executed this Supplement to the Senior Security Agreement as of the day and year first above written.


                                     [Name Of New Grantor],

                                      by
                                        --------------------------------
                                        Name:
                                        Title:
                                        Address:

                                     THE CHASE MANHATTAN BANK, as Agent,

                                      by
                                        --------------------------------
                                        Name:
                                        Title:

                                                                 SCHEDULE I
                                                to Supplement No.___ to the
                                                  Senior Security Agreement



                            LOCATION OF COLLATERAL
                            ----------------------

Description                              Location
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
